Exhibit 10.1

EXECUTION VERSION

OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS, dated as of August 28, 2024 (this “Amendment”), among ASIF Funding I, LLC, a Delaware limited liability company, as borrower (in such capacity, the “Borrower”), Ares Strategic Income Fund, as servicer (in such capacity, the “Servicer”), Société Générale, as agent (the “Agent”) and each of the Lenders party hereto (the “Lenders”).

WHEREAS, (i) the Borrower, the Servicer, Ares Strategic Income Fund, in its capacity as equityholder, each of the Lenders from time to time party thereto, the Agent, each of the other Lender Agents party thereto, U.S. Bank Trust Company, National Association, as collateral agent and as collateral administrator, and U.S. Bank National Association, as document custodian are party to the Loan and Servicing Agreement, dated as of July 26, 2023 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”) and (ii) Ares Strategic Income Fund, as the transferor (in such capacity, the “Transferor”) and ASIF Funding I, LLC, as the transferee (in such capacity, the “Transferee”) are party to the Contribution Agreement, dated as of July 26, 2023 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Contribution Agreement”); and

WHEREAS, (i) the Borrower, the Servicer, the Agent and the Lenders have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein and (ii) the Transferor and the Transferee have agreed to amend the Contribution Agreement in accordance with the terms and conditions set forth herein; and

WHEREAS, New York Life Insurance Company, New York Life Insurance and Annuity Corporation, Life Insurance Company of North America, New York Life Group Insurance Company of NY and Citizens Bank shall become Lenders under the Loan Agreement as of the date hereof;

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1 Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement..

ARTICLE II

Amendments to the Loan Agreement

SECTION 2.1 As of the date of this Amendment, the Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto.

SECTION 2.2 As of the date of this Amendment, the Schedules and Exhibits to the Loan and Servicing Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Schedules and Exhibits to the Loan and Servicing Agreement attached as Appendix B hereto.

SECTION 2.3 As of the date of this Amendment, the addresses for the Transferee and the Transferor in Section 8.3 (Notices) of the Contribution Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth below:

(a)in the case of the Transferee:
ASIF FUNDING I, LLC
~~2000 Avenue of Stars, 12th Floor~~1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com

(b) in the case of the Transferor:

ARES STRATEGIC INCOME FUND
~~2000 Avenue of Stars, 12th Floor~~1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com

ARTICLE III

Conditions to Effectiveness

SECTION 3.1 This Amendment shall become effective as of the date first written above upon the satisfaction of each of the following conditions:

(a) the execution and delivery of this Amendment by each party hereto;

(b)the Agent’s receipt of a legal opinion of counsel for the Borrower, in form and substance reasonably satisfactory to the Agent covering such matters as the Agent may reasonably request;

(c)the Agent’s receipt of a good standing certificate for the Borrower and the Servicer issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; and

(d)payment of all fees due and owing to the Agent and each Lender on or prior to the date of this Amendment.

ARTICLE IV

Representations and Warranties

SECTION 4.1 The Borrower and the Servicer each hereby represents and warrants to the Agent, the Lender Agents and the Lenders that, as of the date first written above,
(i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan Agreement are true and correct in all material respects on and as of such day (or, if such representations and warranties specifically refer to an earlier date, such earlier date).

ARTICLE V

Miscellaneous

SECTION 5.1 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2 Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3 Ratification. Except as expressly amended hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 5.4 Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Amendment; no other amendments are being made. This Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Amendment.

Neither this Amendment nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

SECTION 5.5 Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.6 Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.7 Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

ASIF FUNDING I, LLC, as Borrower

By: Ares Strategic Income Fund, its sole
Manager

By:	/s/ SCOTT C. LEM
Name:	Scott C. Lem
Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment]

SOCIÉTÉ GÉNÉRALE, as Agent and as
Lender

By:	/s/ MARK LACERENZA
Name:	Mark Lacerenza
Title:	Managing Director

[Signature Page to Omnibus Amendment]

ARES STRATEGIC INCOME FUND, as
Servicer

By:	/s/ SCOTT C. LEM
Name:	Scott C. Lem
Title:	Chief Financial Officer

[Signature Page to Omnibus Amendment]

SUMITOMO MITSUI TRUST BANK,
LIMITED, NEW YORK BRANCH, as
Lender

By:	/s/ TOMOMI HAYASHI
Name:	Tomomi Hayashi
Title:	Head of Department

[Signature Page to Omnibus Amendment]

EVERBANK, N.A., as Lender

By:	/s/ MARTIN O’ BRIEN
Name:	Martin O’ Brien
Title:	Director

[Signature Page to Omnibus Amendment]

HAMBURG COMMERCIAL BANK AG,
LUXEMBOURG BRANCH, as Lender

By:	/s/ MARKUS HERGES
Name:	Markus Herges
Title:	Authorized Signatory

By:	/s/ THOMAS WEBER
Name:	Thomas Weber
Title:	Authorized Signatory

[Signature Page to Omnibus Amendment]

[Signature Page to Omnibus Amendment]

MUFG BANK, LTD., as Lender

By:	/s/ MICHAEL GORDON
Name:	Michael Gordon
Title:	Managing Director

[Signature Page to Omnibus Amendment]

AUGUSTAR LIFE INSURANCE
COMPANY, as Lender

By:	/s/ KEVIN BUHRLAGE
Name:	Kevin Buhrlage
Title:	VP - Investments

[Signature Page to Omnibus Amendment]

NEW YORK LIFE INSURANCE
COMPANY, as a Lender

By:	NYL Investors LLC, its Investment Manager

By:	/s/ ELENA SERDYUK
Name:	Elena Serdyuk
Title:	Senior Director

[Signature Page to Omnibus Amendment]

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION, as a Lender

By:	NYL Investors LLC, its Investment Manager

By:	/s/ ELENA SERDYUK
Name:	Elena Serdyuk
Title:	Senior Director

[Signature Page to Omnibus Amendment]

LIFE INSURANCE COMPANY OF
NORTH AMERICA, as a Lender

By:	NYL Investors LLC, its Investment Manager

By:	/s/ ELENA SERDYUK
Name:	Elena Serdyuk
Title:	Senior Director

[Signature Page to Omnibus Amendment]

NEW YORK LIFE GROUP INSURANCE
COMPANY OF NY, as a Lender

By:	NYL Investors LLC, its Investment Manager

By:	/s/ ELENA SERDYUK
Name:	Elena Serdyuk
Title:	Senior Director

[Signature Page to Omnibus Amendment]

CITIZENS BANK, as Lender

By:	/s/ KEVIN KELLY
Name:	Kevin Kelly
Title:	Managing Director

[Signature Page to Omnibus Amendment]

APPENDIX A

EXECUTION VERSION
Conformed through Omnibus Amendment ~~No. 3~~ dated ~~February 27~~August 28, 2024

LOAN AND SERVICING AGREEMENT

dated as of July 26, 2023

among

ASIF FUNDING I, LLC,
as Borrower

ARES STRATEGIC INCOME FUND,
as Equityholder

ARES STRATEGIC INCOME FUND,
as Servicer

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

SOCIÉTÉ GÉNÉRALE,
as Swingline Lender,

SOCIÉTÉ GÉNÉRALE,
as Agent

THE OTHER LENDER AGENTS PARTIES HERETO,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Collateral Agent and Collateral Administrator

and

U.S. BANK NATIONAL ASSOCIATION,

as Document Custodian

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS	1

Section 1.1 Defined Terms	1
Section 1.2 Other Definitional Provisions	~~72~~73

ARTICLE II THE FACILITY, LENDING PROCEDURES AND NOTES	~~74~~75

Section 2.1 Loans	~~74~~75
Section 2.2 Funding of Loans	75
Section 2.3 Notes	~~77~~78
Section 2.4 Repayment, Prepayments and Conversion	~~77~~78
Section 2.5 Permanent Reduction of Facility Amount	~~78~~80
Section 2.6 Change in Advance Rate	~~79~~81
Section 2.7 Increase in Facility Amount	~~80~~82
Section 2.8 Facility Termination Date	~~81~~82
Section 2.9 Defaulting Lender	~~81~~82
Section 2.10 Borrowing Base Deficiency	~~82~~84
Section 2.11 Refunding of Swingline Loans	~~82~~84
Section 2.12 HCOB Funding and Refunding	~~83~~85

ARTICLE III INTEREST, ETC	~~84~~86

Section 3.1 Interest and Daily Commitment Fee	~~84~~86
Section 3.2 Interest Distribution Dates	~~85~~86
Section 3.3 Interest Calculation	~~85~~87
Section 3.4 Computation of Interest, Fees, Etc	~~85~~87
Section 3.5 Temporary Disruption of Term SOFR	~~85~~87

-i-

Section 3.6 Illegality	~~86~~87
Section 3.7 Breakage	~~86~~88

ARTICLE IV PAYMENTS; TAXES	~~86~~88

Section 4.1 Making of Payments	~~86~~88
Section 4.2 Due Date Extension	~~87~~88
Section 4.3 Taxes	~~87~~88

ARTICLE V INCREASED COSTS, ETC	~~91~~93

Section 5.1 Increased Costs, Capital Adequacy	~~91~~93

ARTICLE VI CONDITIONS TO LOANS	~~92~~94

Section 6.1 Effectiveness	~~92~~94
Section 6.2 Loans and Reinvestments	~~95~~96
Section 6.3 Transfer of Collateral Obligations and Permitted Investments	~~97~~98

ARTICLE VII ADMINISTRATION AND MANAGEMENT OF COLLATERAL OBLIGATIONS	~~98~~100

Section 7.1 Retention and Termination of the Servicer	~~98~~100
Section 7.2 Resignation and Removal of the Servicer; Appointment of Successor Servicer	~~98~~100
Section 7.3 Duties of the Servicer	~~99~~101
Section 7.4 Representations and Warranties of the Servicer	~~100~~102
Section 7.5 Covenants Relating to the Servicer	~~102~~105
Section 7.6 Collateral Reporting	~~106~~108
Section 7.7 Procedural Review of Collateral Obligations; Access to Servicer and Servicer’s Records	~~106~~108
Section 7.8 Optional Sales	~~107~~109
Section 7.9 Repurchase or Substitution of Warranty Collateral Obligations	~~109~~111

-ii-

Section 7.10 Lien Release Dividends	~~109~~112

ARTICLE VIII ACCOUNTS; PAYMENTS	~~111~~114

Section 8.1 Accounts	~~111~~114
Section 8.2 Excluded Amounts	~~114~~116
Section 8.3 Distributions, Reinvestment and Dividends	~~114~~116
Section 8.4 Fees	~~118~~120
Section 8.5 Monthly Report	~~118~~120

ARTICLE IX REPRESENTATIONS AND WARRANTIES OF THE BORROWER	~~119~~121

Section 9.1 Organization and Good Standing	~~119~~121
Section 9.2 Due Qualification	~~119~~121
Section 9.3 Power and Authority	~~119~~122
Section 9.4 Binding Obligations	~~119~~122
Section 9.5 Security Interest	~~120~~122
Section 9.6 No Violation	~~121~~123
Section 9.7 No Proceedings	~~121~~123
Section 9.8 No Consents	~~121~~123
Section 9.9 Solvency	~~121~~124
Section 9.10 Compliance with Laws	~~121~~124
Section 9.11 Taxes	~~121~~124
Section 9.12 Monthly Report	~~122~~124
Section 9.13 No Liens, Etc	~~122~~124
Section 9.14 Information True and Correct	~~122~~125
Section 9.15 No Sovereignty	~~123~~125
Section 9.16 Collateral	~~123~~125
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Section 9.17 Selection Procedures	~~123~~125
Section 9.18 Indebtedness	~~123~~125
Section 9.19 No Injunctions	~~123~~125
Section 9.20 No Subsidiaries	~~123~~125
Section 9.21 ERISA Compliance	~~123~~125
Section 9.22 Investment Company Status	~~123~~126
Section 9.23 Set-Off, Etc	~~123~~126
Section 9.24 Collections	~~124~~126
Section 9.25 Value Given	~~124~~126
Section 9.26 Regulatory Compliance	~~124~~126
Section 9.27 Separate Existence	~~124~~126
Section 9.28 Transaction Documents	~~124~~126
Section 9.29 Compliance with Anti-Corruption Laws and Anti-Money Laundering Laws	~~124~~127
Section 9.30 Compliance with Sanctions	~~125~~127
Section 9.31 Beneficial Ownership Certification	~~125~~127
Section 9.32 Similar Law	~~125~~127
Section 9.33 Blocking Regulations and Anti-Boycott Regulations	127

ARTICLE X COVENANTS	~~125~~128

Section 10.1 Protection of Security Interest of the Secured Parties	~~125~~128
Section 10.2 Other Liens or Interests	~~126~~129
Section 10.3 Costs and Expenses	~~126~~129
Section 10.4 Reserved	~~126~~129
Section 10.5 Separate Existence	~~126~~129
Section 10.6 Reserved	~~127~~130
Section 10.7 Know Your Customer	~~127~~130

-iv-

Section 10.8 Taxes	~~128~~130
Section 10.9 Merger, Consolidation, Etc	~~128~~130
Section 10.10 Deposit of Collections	~~128~~130
Section 10.11 Indebtedness; Guarantees	~~128~~131
Section 10.12 Limitation on Purchases from Affiliates	~~128~~131
Section 10.13 Documents	~~128~~131
Section 10.14 Preservation of Existence	~~128~~131
Section 10.15 Limitation on Investments	~~129~~131
Section 10.16 Distributions	~~129~~131
Section 10.17 Performance of Assigned Agreements	~~130~~132
Section 10.18 Further Assurances; Financing Statements	~~130~~132
Section 10.19 Obligor Payment Instructions	~~130~~133
Section 10.20 Delivery of Collateral Obligation Files	~~131~~133
Section 10.21 Sanctions	~~131~~133
Section 10.22 Anti-Corruption and Anti-Money Laundering Laws	~~131~~133
Section 10.23 Beneficial Ownership Certification	~~131~~134
Section 10.24 Retention Letter	~~131~~134
Section 10.25 Retention Requirements	~~132~~134
Section 10.26 Transparency Requirements	~~132~~134
Section 10.27 Blocking Regulations and Anti-Boycott Regulations	137

ARTICLE XI THE COLLATERAL AGENT AND THE COLLATERAL ADMINISTRATOR	~~134~~137

Section 11.1 Appointment of Collateral Agent	~~134~~137
Section 11.2 Monthly Reports	~~135~~137
Section 11.3 Collateral Administration	~~135~~137

-v-

Section 11.4 Removal or Resignation of Collateral Agent or the Collateral Administrator	~~138~~140
Section 11.5 Representations and Warranties	~~138~~141
Section 11.6 No Adverse Interest of Collateral Agent	~~139~~142
Section 11.7 Reliance of Collateral Agent and the Collateral Administrator	~~139~~142
Section 11.8 Limitation of Liability and Collateral Agent and Collateral Administrator Rights	~~140~~142
Section 11.9 Tax Reports	~~143~~146
Section 11.10 Merger or Consolidation	~~143~~146
Section 11.11 Collateral Agent and Collateral Administrator Compensation	~~143~~146
Section 11.12 Anti-Terrorism Laws	~~144~~146
Section 11.13 Erroneous Payments	~~144~~147

ARTICLE XII GRANT OF SECURITY INTEREST	~~146~~149

Section 12.1 Borrower’s Grant of Security Interest	~~146~~149
Section 12.2 Borrower Remains Liable	~~148~~151
Section 12.3 Release of Collateral	~~148~~151

ARTICLE XIII EVENT OF DEFAULTS	~~149~~151

Section 13.1 Event of Defaults	~~149~~151
Section 13.2 Effect of Event of Default	~~151~~154
Section 13.3 Rights upon Event of Default	~~152~~155
Section 13.4 Collateral Agent May Enforce Claims Without Possession of Notes	~~153~~156
Section 13.5 Collective Proceedings	~~153~~156
Section 13.6 Insolvency Proceedings	~~153~~156
Section 13.7 Delay or Omission Not Waiver	~~154~~157
Section 13.8 Waiver of Stay or Extension Laws	~~155~~157
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Section 13.9 Limitation on Duty of Collateral Agent in Respect of Collateral	~~155~~158
Section 13.10 Power of Attorney	~~155~~158
Section 13.11 Purchase Right	~~156~~159

ARTICLE XIV THE AGENT	~~156~~159

Section 14.1 Appointment	~~156~~159
Section 14.2 Delegation of Duties	~~157~~159
Section 14.3 Exculpatory Provisions	~~157~~160
Section 14.4 Reliance by Note Agents	~~157~~160
Section 14.5 Notices	~~158~~161
Section 14.6 Non-Reliance on Note Agents	~~158~~161
Section 14.7 Indemnification	~~159~~161
Section 14.8 Successor Note Agent	~~159~~162
Section 14.9 Note Agents in their Individual Capacity	~~160~~163
Section 14.10 Borrower Procedural Review	~~160~~163
Section 14.11 Certain ERISA Matters	~~160~~163
Section 14.12 Rights as a Lender	~~161~~164

ARTICLE XV ASSIGNMENTS	~~161~~164

Section 15.1 Restrictions on Assignments	~~161~~164
Section 15.2 Documentation	~~161~~164
Section 15.3 Rights of Assignee	~~162~~164
Section 15.4 Assignment by Lenders	~~162~~165
Section 15.5 Participations; Pledge	~~163~~166

ARTICLE XVI INDEMNIFICATION	~~165~~167

Section 16.1 Borrower Indemnity	~~165~~167
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Section 16.2 Servicer Indemnity	~~165~~168
Section 16.3 Waiver of Consequential Damages, Etc	~~166~~169
Section 16.4 Contribution	~~166~~169

ARTICLE XVII MISCELLANEOUS	~~166~~169

Section 17.1 No Waiver; Remedies	~~166~~169
Section 17.2 Amendments; Waivers; Permanent Discontinuance of SOFR and other Benchmarks; Benchmark Exculpation	~~167~~169
Section 17.3 Reserved	~~171~~173
Section 17.4 Notices, Etc	~~171~~173
Section 17.5 Costs and Expenses	~~171~~174
Section 17.6 Binding Effect; Survival	~~172~~175
Section 17.7 Captions and Cross References	~~172~~175
Section 17.8 Severability	~~172~~175
Section 17.9 GOVERNING LAW	~~173~~175
Section 17.10 Counterparts	~~173~~175
Section 17.11 WAIVER OF JURY TRIAL	~~173~~176
Section 17.12 No Proceedings	~~173~~176
Section 17.13 Limited Recourse	~~174~~176
Section 17.14 ENTIRE AGREEMENT	~~175~~178
Section 17.15 Confidentiality	~~175~~178
Section 17.16 Non-Confidentiality of Tax Treatment	~~176~~179
Section 17.17 Replacement of Lenders	~~176~~179
Section 17.18 Consent to Jurisdiction	~~177~~180
Section 17.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions	~~178~~180
-viii-

Section 17.20 No Advisory or Fiduciary Responsibility	~~178~~181
Section 17.21 USA Patriot Act	~~179~~182
Section 17.22 Right of Setoff	~~179~~182
Section 17.23 Acknowledgement Regarding any Supported QFCs	~~179~~182
Section 17.24 Reserved	~~180~~183
Section 17.25 Electronic Communications and Signatures	~~180~~183
Section 17.26 Interest on GBP Loans	~~180~~183

ARTICLE XVIII DOCUMENT CUSTODY	~~181~~184

Section 18.1 Designation of Document Custodian	~~181~~184
Section 18.2 Duties of the Document Custodian	~~181~~184
Section 18.3 Delivery of Collateral Obligation Files	~~183~~186
Section 18.4 No Collateral Obligation File Certification	~~183~~186
Section 18.5 Release of Collateral Obligation Files	~~184~~187
Section 18.6 Examination of Collateral Obligation Files	~~185~~188
Section 18.7 Reserved	~~186~~189
Section 18.8 Transmission of Collateral Obligation Files	~~186~~189
Section 18.9 Merger or Consolidation	~~186~~189
Section 18.10 Document Custodian Compensation	~~186~~189
Section 18.11 Removal or Resignation of Document Custodian	~~187~~189
Section 18.12 Limitations on Liability	~~187~~190
Section 18.13 Document Custodian as Agent of Collateral Agent	~~189~~192
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longer the Collateral Agent, through such other source reasonably agreed to by the Agent in writing) at the time of executing such exchange, obtained upon the written direction of the Servicer for an actual currency exchange or (y) for all other purposes, the applicable currency-Dollar spot rate that appeared on the Bloomberg screen for such currency (i) if such date is a Determination Date, at the end of such day or (ii) otherwise, at the end of the immediately preceding Business Day.

“Applicable Law” means for any Person all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” means ~~2.60~~, for any date on or after August 25, 2024, 2.05%; provided that, notwithstanding anything to the contrary herein, the “Applicable Margin” shall increase by 2.00% after the occurrence and during the continuation of an Event of Default.

“Applicable Time Zone” means (i) with respect to Dollar Loans and CAD Loans, New York City time and (ii) with respect to Euro Loans and GBP Loans, London time.

“Appropriate Accounting Principles” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Approval Date” means, with respect to any Collateral Obligation, the date on which the Agent executes an Approval Notice with respect to such Collateral Obligation.

“Approval Notice” means, with respect to any Collateral Obligation, a copy of a notice executed by the Agent in the form of Exhibit E, evidencing, among other things, the approval of the Agent, in its sole discretion, of such Collateral Obligation, the applicable Eligible Currency, the jurisdiction (if other than the United States or any State thereof) of the applicable Obligor, the loan type and lien priority and, to the extent applicable, the Total Net Leverage Ratio, Senior Net Leverage Ratio, Debt-to-Recurring Revenue Ratio and Effective LTV; provided that, each Approval Notice shall expire in sixty (60) calendar days with respect to the applicable Collateral Obligation(s) approved therein unless otherwise specified by the Agent in such Approval Notice.

“Approved Valuation Providers” means any of Alvarez & Marsel, Houlihan Lokey, Duff & Phelps, FTI Consulting, Inc., Lincoln International LLC, Murray Devine, Valuation Research Corp., Loop Capital Markets LLC, Kroll Inc. and any other nationally recognized accounting firm or valuation firm approved by the Agent in its reasonable discretion.

“Asset Approval Request” means a notice in the form of Exhibit C-3, which identifies one or more Non-Approval Collateral Obligations to be acquired by the Borrower and/or the trailing-twelve-months EBITDA with respect to such Obligor and (B) a multiple as reasonably determined by the Servicer based on known enterprise value/EBITDA multiples for businesses in the same industry or otherwise with similar characteristics to those of the related Obligor plus (y) the unrestricted cash of such Obligor on such date.

“Environmental Laws” means any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or any other Official Body, relating to the protection of human health or the environment, including requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. § 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300, et seq.), the Environmental Protection Agency’s regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), and the rules and regulations thereunder, each as amended or supplemented from time to time.

“Equity Cure Notice” means a notice from the Equityholder to the Agent which satisfies each of the following conditions:

(a)such notice is delivered to the Agent (with a copy to each Lender and the Collateral Agent) not later than three (3) Business Days after the occurrence of an event specified in Section 13.1(e);

(b)such notice sets forth evidence satisfactory to the Agent and the Required Lenders that the Equityholder has made a capital call on its investors in an aggregate amount sufficient to cure such event, and the proceeds of such capital call will be contributed by the Equityholder to the Borrower; and

(c)no more than two (2) other Equity Cure Notices have been delivered within the previous twelve (12) calendar months.

“Equityholder” has the meaning set forth in the Preamble.

“Equity Security” means any asset that is not a Broadly Syndicated Loan, a Middle Market Loan or a Permitted Investment.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“Erroneous Payment” has the meaning assigned to it in Section 11.13(a).
~~“Erroneous Payment Notice” has the meaning assigned to it in Section 11.13(b).~~
“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 11.13(d).

and/or as otherwise required for the purpose of the EU Transparency Requirements from time to time and/or (ii) has not agreed with the parties to this Agreement to amend Section 10.26 to provide for the Designated Reporting Entity to assume such additional reporting obligations as may reasonably be necessary in order that the receipt by the Relevant Recipients of all information to be provided thereunder is sufficient to permit EU/UK Institutional Investor Lenders to comply with their obligations under Article 5(1)(e) of the EU Securitisation Regulation.

“EU/UK Institutional Investor” means a Person that is an institutional investor for the purpose of the EU Securitisation Regulation or the UK Securitisation Regulation, as determined by such Person in its sole discretion, from time to time.

“EU/UK Institutional Investor Lender” means a Lender that has notified the Borrower and the Agent in writing that it is an EU/UK Institutional Investor or that it is a party to liquidity or credit support arrangements provided by an EU/UK Institutional Investor.

“EU/UK Institutional Investor Potential Lender” means an EU/UK Institutional Investor (a) to which a Lender is contemplating assigning all or a portion of its rights and obligations under this Agreement and has given notification thereof to the Borrower, the Servicer and the Agent and (b) in respect of which the applicable conditions set out in Article XV are satisfied.

“EU/UK Originator Requirement” means the requirement which will be satisfied if, on the Effective Date:

(a) the aggregate principal balance of all Retention Holder Originated Collateral Obligations; divided by

(b) the aggregate principal balance of all Collateral Obligations,

in each case, held by or on behalf of the Borrower, is greater than or equal to 5%.
“EU/UK Retention Deficiency” means, as of any date of determination, an event which shall occur if the principal amount of the equity interests in the Borrower held by the Retention Holder as of such time is less than 5% of the nominal value of all Collateral (other than cash that does not constitute Principal ~~Proceeds~~Collections) as of such date.

“EURIBOR Rate” means, with respect to any Accrual Period, the greater of (a) 0.0% and
(b) the rate per annum shown by the Reuters Screen (or any applicable successor page) that displays an average European Money Markets Institute Settlement Rate for deposits in Euros for a period equal to such Accrual Period as of 11:00 a.m., Brussels time, two Business Days prior to the first day of such Accrual Period; provided, that in the event no such rate is shown, the EURIBOR Rate shall be the rate per annum based on the rates at which Euro deposits for a period equal to such Accrual Period are displayed on page “EURIBOR” of the Reuters Screen (or any applicable successor page) for the purpose of displaying Euro interbank offered rates of major banks as of 11:00 a.m., Brussels time, two Business Days prior to the first day of such Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided, further, that in the event fewer than two such rates are displayed, or if no such rate is relevant, the EURIBOR Rate shall be a

(g)for any Recurring Revenue Loan, the Debt-to-Recurring Revenue Ratio related to such Collateral Obligation increases by 0.25x (or any subsequent increase of an additional 0.25x) compared to the Debt-to-Recurring Revenue Ratio as of the later of the Approval Date or the last Evaluation Event date with respect to such Collateral Obligation, as applicable; or

(h)for any Broadly Syndicated Loan, (x) the rating falls below (i) a Moody’s Rating “B3” or (ii) an S&P Rating “B-”, as applicable; provided that, if any such Broadly Syndicated Loan is rated “CCC+” or lower, any rating downgrade by one or more notches (including a negative watch) shall constitute an “Evaluation Event” with respect to such Broadly Syndicated Loan; or (y) the Market Value falls by more than 5.0% below the LSTA Index for ten (10) consecutive calendar days;

provided that, the Agent may specify (including as a condition to the provision of an Approval Notice thereby) one or more additional Evaluation Events solely with respect to such Eligible Collateral Obligation on the Approval Date for such Eligible Collateral Obligation.

“Event of Default” means any of the events described in Section 13.1.

“Excess Concentration Amount” means, during the Revolving Period, as of the most recent Measurement Date (and after giving effect to all Collateral Obligations to be purchased or sold by the Borrower on such date), the sum, without duplication, of the following amounts, in each case, as applicable to each individual Collateral Obligation:

(a)the excess, if any and without duplication, of the Aggregate Eligible Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Second Lien Loans, Deemed Second Lien Loans, FILO Loans, Recurring Revenue Loans or Type C Broadly Syndicated Loans over 15.0% of the Excess Concentration Measure;

(b)the excess, if any, of the Aggregate Eligible Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Second Lien Loans over 5.0% of the Excess Concentration Measure;

(c)the excess, if any and without duplication, of the Aggregate Eligible Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are Broadly Syndicated Loans (i) during the period beginning after the ~~expiration~~six-month anniversary of the ~~Ramp-Up Period~~Effective Date until the twelve-month anniversary of the Effective Date, over 40.0% of the Excess Concentration Measure and (ii) thereafter, over 20.0% of the Excess Concentration Measure;

(d)the excess, if any, of the Aggregate Eligible Collateral Obligation Amounts with respect to all Eligible Collateral Obligations that are obligations of any single Obligor (other than an Obligor described in the following proviso) over 5.0% of the Excess Concentration Measure; provided that, with respect to any three Obligors, the Aggregate Eligible Collateral Obligation

(k)the excess, if any and without duplication, of the Aggregate Eligible Collateral Obligation Amounts with respect to all Eligible Collateral Obligations (other than Broadly Syndicated Loans, Recurring Revenue Loans, FILO Loans, Second Lien Loans and Deemed Second Lien Loans) that cause the related Obligor to (i) have a Total Net Leverage Ratio of greater than 6.5x as of the Cut-Off Date (unless such Obligor is in a Specified Industry) or (ii) have a Total Net Leverage Ratio of greater than 7.5x as of the Cut-Off Date, with respect to any such Obligor in a Specified Industry, in each case, over 30.0% of the Excess Concentration Measure; provided that, the Agent shall have provided an Approval Notice with respect to each Eligible Collateral Obligation counted towards the limitation in this clause (k);

(l)reserved;

(m)the excess, if any and without duplication, of the aggregate sum of the Principal Balances of all Eligible Collateral Obligations that are Deferring Collateral Obligations constituting Permitted PIK Loans or Partial PIK Loans over 10.0% of the Excess Concentration Measure;

(n)the excess, if any, of the aggregate sum of the Principal Balances of all Eligible Collateral Obligations that are Deferring Collateral Obligations constituting Partial PIK Loans over 5.0% of the Excess Concentration Measure;

(o)the excess, if any and without duplication, of the Aggregate Eligible Collateral Obligation Amounts of all Eligible Collateral Obligations (excluding Recurring Revenue Loans) whose Obligors have a trailing twelve month EBITDA of less than $20,000,000 over 10.0% of the Excess Concentration Measure; and

(p)the excess, if any, of the sum of the Principal Balances of all Collateral Obligations that are Participation Interests (other than Effective Date Participations) over 10% of the Excess Concentration Measure;

provided that, during the Ramp-Up Period, any Broadly Syndicated Loan may be treated as a Middle Market Loan for purposes of this definition as agreed in writing by the Agent and the Borrower on a case-by-case basis.

“Excess Concentration Measure” means (a) during the ~~period from the Effective Date until and including the nine-month anniversary of the Effective Date~~Ramp-Up Period, the greater of (x) the Target Portfolio Amount and (y) the Aggregate Eligible Collateral Obligation Amount plus all Principal Collections on deposit in the Principal Collection Account; and (b) thereafter, the Aggregate Eligible Collateral Obligation Amount plus all Principal Collections on deposit in the Principal Collection Account.

“Excess Funds” as of any date of determination and with respect to any Conduit Lender, funds of such Conduit Lender not required, after giving effect to all amounts on deposit in its commercial paper account, to pay or provide for the payment of (i) all of its matured and maturing commercial paper notes on such date of such determination, (ii) the principal of and interest on all of its loans outstanding on such date of such determination and (iii) and other amounts in accordance with its commercial paper notes and applicable transaction documents.

“Facility” means the loan facility to be provided to the Borrower pursuant to, and in accordance with, this Agreement.

“Facility Amount” means $~~1,400,000,000~~1,825,000,000, as such amount may be reduced pursuant to Section 2.5 or increased pursuant to Section 2.7.

“Facility Termination Date” means the earlier of (i) July 26August 28, ~~2028~~2029 and (ii) the effective date on which the facility hereunder is terminated pursuant to Section 13.2.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to, any intergovernmental agreement, treaty or convention among Official Bodies and implementing such Sections of the Code.

“Federal Funds Rate” means, for any period, the greater of (a) 0.0% and (b) a fluctuating rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Fee Letter” has the meaning set forth in Section 8.4.
“Fees” has the meaning set forth in Section 8.4.
“FILO A Loan” means a FILO Loan that, as of any date of determination, has an Effective LTV of less than or equal to 60% and Total Net Leverage Ratio less than or equal to 5.5x.

“FILO B Loan” means a FILO Loan that is not a FILO A Loan and, as of any date of determination, has an Effective LTV less than or equal to 75% and Total Net Leverage Ratio less than or equal to 6.5x.

“FILO C Loan” means any FILO Loan that is not a FILO A Loan or a FILO B Loan and, as of any date of determination, has Total Net Leverage Ratio less than or equal to 7.0x; provided that any FILO Loan that would have constituted a FILO A Loan or a FILO B Loan but for the fact that it fails to meet the provisions thereto with respect to Effective LTV shall constitute a FILO C Loan.

“Omnibus Amendment Effective Date” means August 28, 2024.

“Operating Lease Implementation” means the implementation by an Obligor of IFRS 16/ASC 842.

“Opinion of Counsel” means a written opinion of independent counsel reasonably acceptable in form and substance and from counsel acceptable to the Agent.

“Optional Sale” has the meaning set forth in Section 7.8.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in the Obligations or any Transaction Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, mortgage, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Outstanding Loan Amount” means, as of any date of determination, an amount equal to the aggregate principal balance of all Loans outstanding under this Agreement.

“Partial PIK Loan” means a Collateral Obligation that would otherwise be a PIK Loan, which does not satisfy the requirements of the definition of Permitted PIK Loan and which provides for and is currently paying periodic payments of interest thereon in cash no less frequently than semiannually and the portion of interest being paid in cash under the terms of the related Underlying Instruments results in the outstanding principal amount of such Collateral Obligation having an effective rate of current interest paid in cash on such day of not less than (i) if such Collateral Obligation is a fixed rate loan, 2.50% per annum over the Benchmark relating to the Eligible Currency of such Collateral Obligation or (ii) otherwise, 2.50% per annum over the applicable index rate.

“Participant” has the meaning set forth in Section 15.5.
“Participant Register” has the meaning set forth in Section 15.5.
“Participation Interest” means a participation interest in a loan, debt obligation or other obligation that satisfies each of the following criteria: (i) such loan would constitute a Collateral Obligation were it acquired directly, (ii) the Selling Institution is a lender in respect of such loan,
(iii) the aggregate participation in the loan does not exceed the principal amount or commitment of such loan, (iv) such participation does not grant, in the aggregate, to the participant in such participation a greater interest than the Selling Institution holds in the loan or commitment that is

(ii) the aggregate principal amount of the Revolving Loans outstanding on such date.

“Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Pro Rata Share” means, with respect to a Dollar Lender, subject to Section 2.9(a)(ii), the percentage obtained by dividing the Revolving Commitment of such Dollar Lender (as determined pursuant to the definition of Commitment) by the aggregate Revolving Commitments of all the Dollar Lenders (as determined pursuant to the definition of Commitment).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase Price” means (a) with respect to any Middle Market Loan acquired by the Borrower in connection with its primary origination for a purchase price (as a percentage of par) equal to or greater than 97%, 100%; and (b) with respect to any other Collateral Obligation, the actual price paid by the Borrower for such Collateral Obligation expressed as a percentage of par.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning set forth in Section 17.23.

“Ramp-Up Period” means the period from and including the Effective Date to the six-month anniversary of the Omnibus Amendment Effective Date.

“Rating Agencies” means S&P, Morningstar Credit Ratings, LLC, Moody’s and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by any Conduit Lender.

“Recipient” means (a) the Agent, (b) any Lender Agent, (c) any Lender and (d) any other recipient of a payment hereunder.

“Records” means the Collateral Obligation File for any Collateral Obligation and all other documents, books, records and other information prepared and maintained by or on behalf of the Borrower with respect to any Collateral Obligation and the Obligors thereunder, including all documents, books, records and other information prepared and maintained by the Borrower or the Servicer with respect to such Collateral Obligation or Obligors.

“Recurring Revenue” means the definition of annualized recurring revenue used in the Underlying Instruments for each such Eligible Collateral Obligation, or any comparable term for “Revenue”, “Recurring Revenue” or “Adjusted Revenue” in the Underlying Instruments for each such Eligible Collateral Obligation or if there is no such term in the Underlying Instruments, all for which an Evaluation Event (i) pursuant to clause (e) of the definition thereof has occurred and the Senior Net Leverage Ratio or the Total Net Leverage Ratio, as applicable, for such Collateral Obligation as of the most recent Relevant Test Period is less than 7.5x, the Revised MML Advance Rate shall be the product of (1) the Advance Rate applicable to such Collateral Obligation as of the related Approval Date multiplied by (2) the MML Advance Rate Adjustment Factor; or (ii) other than pursuant to clause (e) of the definition thereof has occurred or if the Senior Net Leverage Ratio or the Total Net Leverage Ratio, as applicable, for such Collateral Obligation as of the most recent Relevant Test Period is greater than or equal to 7.5x, at the election of the Agent, the Revised MML Advance Rate shall be determined by the Agent, in its commercially reasonable discretion; provided further that, at the election of the Borrower, the Revised MML Advance Rate shall be determined by the Valuation Dispute Resolution Process.

“Revolving Collateral Obligation” means a Collateral Obligation that specifies a maximum aggregate amount that can be borrowed by the related Obligor and permits such Obligor to re-borrow any amount previously borrowed and subsequently repaid during the term of such Collateral Obligation; provided that any such asset will cease to be a Revolving Collateral Obligation once all commitments by the Borrower to make advances or fund such Revolving Collateral Obligation to the related Obligor expire or are irrevocably terminated or irrevocably reduced to zero.

“Revolving Commitment” means, for each Revolving Lender, (a) prior to the earlier to occur of (i) Facility Termination Date and (ii) the end of the Revolving Period, the commitment of such Revolving Lender to make Revolving Loans to the Borrower in an amount not to exceed, in the aggregate, the amount set forth opposite such Revolving Lender’s name on Schedule 5 or pursuant to the assignment executed by such Revolving Lender and its assignee(s) and delivered pursuant to Article XV (as such Revolving Commitment may be reduced as set forth in Section 2.5), and (b) on and after the earlier to occur of (i) Facility Termination Date and (ii) the end of the Revolving Period, such Revolving Lender’s pro rata share of all Loans outstanding of the applicable class.

“Revolving Lender” means each Person that is listed as a “Revolving Lender” on the signature pages hereto or any Assignment Agreement, any Person that shall have become a party hereto in respect of the Revolving Loans and, in each case, their respective successors.

“Revolving Loans” has the meaning assigned to such term in Section 2.1.

“Revolving Period” means the period of time starting on the Effective Date and ending on the earliest to occur of (i) ~~July 26~~August 28, ~~2026~~2027 or, if such date is extended pursuant to Section 2.6, the date mutually agreed upon by the Borrower and each Lender Agent, (ii) the date on which the Facility Amount is terminated in full pursuant to Section 2.5 or (iii) the occurrence of an Event of Default.

“Risk Retention Retained Interest” has the meaning set forth in the Retention Letter.
“S&P” means S&P Global Ratings and any successor thereto.
“S&P Industry Classification” means the industry classifications set forth in Schedule 2, as such industry classifications shall be updated upon the Borrower’s request, subject to the

“materially” or “Material Adverse Effect”, in any respect) any other covenant or agreement of the Servicer or (y) the Transferor duly to observe or perform in any material respect (or, if any such covenant or agreement is already qualified by the words “material”, “materially” or “Material Adverse Effect”, in any respect) any covenant or agreement of the Transferor contained in Section 5.1, Section 6.1 or Section 6.2 of the Contribution Agreement, in each case, which failure continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the date on which written notice of such failure shall have been given to the Servicer by the Borrower or the Agent (with a copy to each Lender Agent);

(c)the occurrence of an Insolvency Event with respect to the Servicer;

(d)any representation, warranty or statement of (x) the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto or (y) the Transferor made or deemed to have been made under Section 4.1 or Section 4.2 of the Contribution Agreement, in each case, shall prove to be incorrect as of the time when the same shall have been made (i) which incorrect representation, warranty or statement has a Material Adverse Effect on (1) the validity, enforceability or collectability of this Agreement or any other Transaction Document, as applicable, or (2) the rights and remedies of any Secured Party with respect to matters arising under this Agreement or any other Transaction Document, as applicable, and (ii) ~~after~~within thirty (30) days after written notice thereof shall have been given to the Servicer by the Borrower or the Agent, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured (if such failure can be remedied);

(e)an Event of Default occurs with respect to the Servicer;

(f)the failure of the Servicer to make any payment when due (after giving effect to any related grace period) under one or more agreements for borrowed money to which it is a party in an aggregate amount in excess of $10,000,000, individually or in the aggregate; or the occurrence of any event or condition that has resulted in or permits the acceleration of such recourse debt, whether or not waived;

(g)the rendering against the Servicer of one or more final, non-appealable judgments, decrees or orders for the payment of money in excess of $10,000,000 (exclusive of judgment amounts to the extent covered by applicable insurance), individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than sixty (60) consecutive days without a stay of execution;

(h)a Change of Control occurs;

(i)the Servicer shall be indicted, or any of its senior executive officers shall be convicted, of a criminal offense under the laws of the United States or a state thereof or the laws of any other jurisdiction in which it conducts business, materially related to the Servicer’s asset management business, unless, in the case of an indictment of the Servicer, the individuals engaged in the conduct giving rise to such indictment, or, in the case of a conviction of a senior executive officer of the Servicer, such individuals, as applicable, have, within thirty (30) days

Loan) (with a copy to the Collateral Agent, the Collateral Administrator and each Lender Agent) by 11:00 a.m. in the Applicable Time Zone one (1) Business Day prior to such voluntary prepayment;

(ii) all such voluntary partial prepayments shall be in a minimum amount of 500,000 CADs, $500,000, 500,000 Euros or 500,000 GBPs (or such lower amount agreed to by the Agent and each affected Lender); and

(iii) each prepayment shall be applied in accordance with the written direction of the Agent on the Business Day received by the Collateral Agent if received by 3:00 p.m., New York City time, on such day, or if received later, on the immediately succeeding Business Day, by the Collateral Agent as Amount Available constituting Principal Collections pursuant to Section 8.3(a) as if (x) the date of such prepayment were a Distribution Date and (y) such prepayment occurred during the Collection Period to which such Distribution Date relates.

Each such prepayment shall be subject to the payment of any amounts required by Section 2.5(b) as well as any actually-incurred breakage costs (if any) resulting from a prepayment or payment.

(c) Conversion of Revolving Loans to Term Loans.

(i) At any time during the Revolving Period, the Agent may request (with notice to the Borrower, the Servicer and the Collateral Agent) that any portion (such portion, the “Requested Conversion Portion”) of the outstanding Revolving Loans be converted to a Term Loan equal to such Requested Conversion Portion, subject to the prior written consent of the Borrower and the applicable Revolving Lender(s) in accordance with Section 2.4(c)(ii); provided that, on ~~July~~October 26, 2024, $100,000,000 of the outstanding Revolving Loans shall be automatically converted to Term Loans without the prior written consent of the Borrower.

(ii) If, on a proposed Conversion Date, the Borrower and each applicable Revolving Lender has given its prior written consent to conversion of the Requested Conversion Portion into a Term Loan as of such Conversion Date, then, on such Conversion Date, (A) the outstanding principal amount of the applicable Revolving Lender’s Revolving Loans shall be reduced by the Requested Conversion Portion and the amount of such reduction shall be converted into a Term Loan equal to such Requested Conversion Portion and (B) the Revolving Commitments of such Lender shall be permanently reduced by such Requested Conversion Portion.

(iii) For all purposes hereunder, the Revolving Loans converted on each Conversion Date shall, as of such date, constitute and be referred to and treated for all purposes as a Term Loan hereunder. Any converting Lender and the Borrower shall cooperate to evidence the repayment and cancellation of any related Note evidencing such Lender’s Revolving Loans (or portion thereof) being converted into a Term Loan.

(d) Conversion of Term Loans to Revolving Loans. At any time during the Revolving Period, any Term Lender affiliated with the Agent (and the Agent itself) may convert

(with the prior written consent of the Borrower, and notice to the Servicer and the Collateral Agent) any portion of such Lender’s Term Loan to a Revolving Loan.

Section 2.5 Permanent Reduction of Facility Amount.

(a) The Borrower may at any time upon five Business Days’ prior written notice (which may be conditional) to the Agent, each Lender Agent and the Collateral Agent, permanently reduce the Facility Amount, subject to Section 2.5(c), in whole or in part, upon payment of any Daily Commitment Fees, by any pro rata amount that the Facility Amount exceeds the aggregate outstanding principal amount of all Loans (after giving effect to any concurrent prepayment thereof); provided that, no Daily Commitment Fees shall be payable if a Non-Approval Event has occurred and is continuing. In connection with any permanent reduction of the Facility Amount under this Section 2.5(a), the Revolving Commitment of each Revolving Lender shall automatically, and without any further action by any party, be reduced pro rata with all other Revolving Lenders such that the sum of all Revolving Commitments, taken together with the Term Loans, will equal the newly reduced Facility Amount.

(b) The Borrower may upon at least two (2) Business Days’ notice (which notice may be conditional, and shall contain a certificate of an authorized officer of the Borrower certifying as to the satisfaction of the requirements set forth in this Section 2.5(b) with respect to such proposed prepayment) to the Agent (with a copy to the Collateral Agent), prepay and permanently reduce all or any portion of the Loans then outstanding, by paying to the Collateral Agent for the account of the Lenders the principal amount to be prepaid (from amounts on deposit in the applicable Principal Collection Account) together with accrued interest (including any accrued and unpaid interest amounts) thereon and fees owing under the Fee Letter, if any, up to or on the date of prepayment (from amounts on deposit in the Collection Account constituting Interest Collections) and the Agent shall provide written instructions to the Collateral Agent with respect to the application of such amounts; provided that, no such fees owing under the Fee Letter that would otherwise be payable in connection with a prepayment and permanent reduction of the Loans then outstanding shall be payable if a Non-Approval Event has occurred and is continuing. Any prepayments of Loans made pursuant to this Section 2.5(b) shall (y) be allocated between the Revolving Loans and the Term Loans based on, with respect to principal, the Principal Allocation Formula, and with respect to interest and any other payments on a pro rata basis and (x) result in the reduction and termination, of the Revolving Commitments and Term Commitments on a dollar-for-dollar basis.

(c) In connection with any prepayment or cancellation of Commitments pursuant to this Section 2.5, any Lender affiliated with the Agent (and the Agent itself) shall have the option to purchase a Term Loan pro rata at par in order to maintain their current percentage of the aggregate amount of the existing Commitments after giving effect to such prepayment or cancellation (such purchases and sales of Term Loans being a “Rebalancing”). In connection with any Rebalancing, each Term Lender shall sell its pro rata portion of such Term Loan to the Lender that is an Affiliate of the Agent (or is itself the Agent).

(d) Additional Prepayment Provisions.

(i) The Borrower may effect a prepayment of all or any portion of the Advances then outstanding pursuant to Section 2.5(a) or (b).

(ii) Amounts prepaid or repaid in respect of the Term Advances may not be reborrowed; provided that, Société Générale, in its capacity as a Term Lender, shall permit the Borrower to effect a partial prepayment of the Term Advances then outstanding with respect to Société Générale and subsequently reborrow the Term Advances with respect to Société Générale, if the Borrower provides a Notice of Borrowing to Société Générale to reborrow such Term Advances within six (6) months of such partial prepayment.

Section 2.6 Change in Advance Rate.

The Advance Rate previously assigned by the Agent to any Eligible Collateral Obligation shall not change, except for the following events:

(a) during the Revolving Period, if the Diversity Score increases resulting in a change to the Advance Rate, as long as (i) the Borrower notifies the Agent of such increase of Diversity Score and (ii) the Borrower notifies the Agent that no Evaluation Event has occurred relating to such Eligible Collateral Obligation, the Advance Rate applicable to such Eligible Collateral Obligation shall be revised upward pursuant to the guidelines set forth in the definition of Advance Rate;

(b) during the Revolving Period, if the Diversity Score decreases resulting in a change to the Advance Rate, upon notice from the Agent to the Borrower, the Agent may revise the Advance Rate applicable to such Eligible Collateral Obligation lower pursuant to the guidelines set forth in the definition of Advance Rate;

(c) except as set forth in the foregoing clauses (A) and (B), if no Evaluation Event occurs with respect to an Eligible Collateral Obligation, the Advance Rate for such Eligible Collateral Obligation shall be the Advance Rate assigned to such Eligible Collateral Obligation as of the related Cut-Off Date;

(d) if an Evaluation Event occurs with respect to an Eligible Collateral Obligation, the Agent shall have the right to adjust the Advance Rate for such Eligible Collateral Obligation in accordance with the following; provided that, after giving effect to any such adjustment, the Advance Rate shall not exceed the Advance Rate applicable to such Eligible Collateral Obligation immediately prior to such Evaluation Event:

(x) if an Eligible Collateral Obligation is not a Broadly Syndicated Loan or Recurring Revenue Loan, and an Evaluation Event occurs with respect to such Collateral Obligation, then the Agent may revise the Advance Rate applicable to such Eligible Collateral Obligation to equal the Revised MML Advance Rate; and

(y) if an Eligible Collateral Obligation is a Recurring Revenue Loan and an Evaluation Event occurs with respect to such Collateral Obligation, then the Agent may revise the Advance Rate applicable to such Eligible Collateral Obligation in its sole discretion; or

(e) if an Eligible Collateral Obligation is a Broadly Syndicated Loan, then the Agent shall revise the Advance Rate applicable to such Eligible Collateral Obligation to equal the Revised BSL Advance Rate; provided that the BSL Advance Rate Adjustment Factor shall be updated no less than weekly.

Section 2.7 Increase in Facility Amount.

The Borrower may, at any time after the Effective Date, deliver a written notice to the Agent (who shall forward a written copy to each Lender Group and the Collateral Agent) (x) certifying that no Event of Default or Unmatured Event of Default has occurred and is continuing and (y) requesting an increase of the Facility Amount to an amount not to exceed $2,000,000,000 (the amount so requested being the “Increased Facility Amount”); provided that, if the Facility Amount equals or exceeds $~~1,400,000,000~~1,825,000,000, any such increase to the Facility Amount shall be applied solely to the Revolving Commitments. The Facility Amount shall, with the prior written consent of the Agent (which consent may be conditioned on one or more conditions precedent in its sole discretion), be so increased to the Increased Facility Amount on the later of (x) the fifth (5th) Business Day immediately following the receipt of such written notice by the Agent, each Lender Group and the Collateral Agent and (y) the date on which Lenders (which may include new Lenders) have executed such documentation as the Agent may reasonably require to evidence increased Commitments or new Commitments which, together with all other Commitments in effect at such date, equal in the aggregate the Increased Facility Amount. Without limiting the foregoing, the Borrower may, with the prior written consent of the Agent (which consent may be conditioned on one or more conditions precedent in its sole discretion) and notice to the Collateral Agent, (i) increase the Commitment of the existing Lender Groups (pro rata) with the consent of each such Lender Group, (ii) add additional Lender Groups and/or (iii) increase the Commitment of any Lender Group with the consent of such Lender Group, in each case, which shall increase the Facility Amount by the amount of the increased or new Commitment of each such existing or additional Lender Group.
Notwithstanding anything herein to the contrary, no Lender shall have any obligation to increase its Commitment and no Lender’s Commitment shall be increased without its consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Commitment. The Agent shall provide to the Lenders prompt written notice of any increase effectuated under this Section 2.7 and an updated copy of Schedule 5.

Section 2.8 Facility Termination Date.

Each Term Loan shall be paid in full by the Borrower on the Facility Termination Date.

the Collateral Agent, as applicable, in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent or the Collateral Agent, as applicable, for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Agent or the Collateral Agent to any Lender or Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it (or a Payment Recipient on its behalf) receives an Erroneous Payment from the Agent or the Collateral Agent, as applicable (or any of their respective Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent or the Collateral Agent, as applicable (or any of their respective Affiliates) with respect to such Erroneous Payment ~~(an “Erroneous Payment Notice”), (y) that was not preceded or accompanied by an Erroneous Payment Notice, or (z~~or (y) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, (i) (A) in the case of immediately preceding clauses (x~~) or (y~~), an error shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (~~z~~y)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, or the Agent or the Collateral Agent shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Agent or the Collateral Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent, the Collateral Agent pursuant to this Section 11.13(b).

(c) Each Lender and Secured Party hereby authorizes the Agent or the Collateral Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Transaction Document, or otherwise payable or distributable by the Agent or the Collateral Agent to such Lender or Secured Party from any source, against any amount due to the Agent or the Collateral Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent or the Collateral Agent for any reason, after demand therefor by the Agent or the Collateral Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s, the Collateral Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to

BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 17.15 Confidentiality.

(a) The Borrower, the Servicer, the Collateral Administrator, the Collateral Agent and the Document Custodian shall hold in confidence, and not disclose to any Person, the identity of any Lender or the terms of any fees payable in connection with this Agreement except they may disclose such information (i) to their officers, directors, employees, agents, counsel, accountants, auditors, advisors, prospective lenders, equity investors or representatives, (ii) with the consent of such Lender, (iii) to the extent such information has become available to the public other than as a result of a disclosure by or through such Person, (iv) to the extent the Borrower, the Servicer, the Collateral Administrator, the Collateral Agent or the Document Custodian or any Affiliate of any of them should be required by any law or regulation applicable to it (including securities laws) or requested by any Official Body to disclose such information or (v) to the extent described herein; provided, that in the case of clause (iv) above, such party will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the Agent of its intention to make any such disclosure prior to making any such disclosure.

(b) The Agent, the Collateral Agent, the Collateral Administrator, the Document Custodian, each Lender Agent and each Lender, severally and with respect to itself only, covenants and agrees that any information about the Borrower or its Affiliates or the Obligors, the Collateral Obligations, the Related Security or otherwise obtained by the Agent, the Collateral Agent, the Collateral Administrator, such Lender Agent or such Lender pursuant to this Agreement shall be held in confidence (it being understood that documents provided to the Agent hereunder may in all cases be distributed by the Agent to the Lenders and Lender Agents) except that the Agent, the Collateral Agent, the Collateral Administrator, the Document Custodian, such Lender Agent or such Lender may disclose such information (i) to its affiliates, officers, directors, employees, agents, insurers, rating agencies, credit insurers, reinsurers, counsel, accountants, auditors, advisors, prospective lenders (including any assignee and participant) or representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Agent, the Collateral Agent, the Collateral Administrator, the Document Custodian, such Lender Agent or such Lender, (iii) to the extent such information was available to such Person on a non-confidential basis prior to its disclosure to such Person, (iv) with the consent of the Servicer, (v) to the extent permitted by this Agreement, (vi) on a confidential basis to any Rating Agency, any commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Lender or any Person providing financing to, or holding equity interests in, any Conduit Lender, as applicable, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information or (vii) to the extent such Person should be (A) required in connection with any legal or regulatory proceeding or (B) requested by any Official Body to disclose such information; provided, that in the case of clause (vii)(A) above, such Person will use reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the Servicer of its intention to make any such disclosure prior to making any such disclosure

(c) Each of the Agent and the Lenders acknowledges that (a) the information reference in sub-clause (b) above may include material non-public information concerning the Borrower, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with Applicable Law.

Section 17.16 Non-Confidentiality of Tax Treatment.

All parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including, without limitation, opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, the provisions of this Section 17.16 shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby.

Section 17.17 Replacement of Lenders.

(a)If any Lender requests compensation under Section 5.1, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or Official Body for the account of any Lender pursuant to Section 4.3, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking the Obligations or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.3 or Section 5.1, as the case may be, in the future, and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)At any time there is more than one Lender, the Borrower shall be permitted, at its sole expense and effort, to replace any Lender, except (i) the Agent or (ii) any Lender which is administered by the Agent or an Affiliate of the Agent, that (a) requests reimbursement, payment or compensation for any amounts owing pursuant to Section 4.3 or Section 5.1 or (b) has received a written notice from the Borrower of an impending change in law that would entitle such Lender to payment of additional amounts pursuant to Section 4.3 or Section 5.1, unless such Lender designates a different lending office before such change in law becomes effective pursuant to Section 17.17(a) and such alternate lending office obviates the need for the Borrower to make payments of additional amounts pursuant to Section 4.3 or Section 5.1 or (c) has not consented to any proposed amendment, supplement, modification, consent or waiver, each pursuant to Section 17.2 or (d) becomes a Defaulting Lender; provided, that (i) nothing herein shall relieve a Lender from any liability it might have to the Borrower or to the other Lenders for its failure to make any Loan, (ii) the replacement financial institution

ANNEX A
ASIF FUNDING I, LLC
as Borrower
~~2000~~1800 Avenue of the Stars, ~~12th Floor~~Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com
With a copy to:
245 Park Avenue, 44th Floor
New York, New York 10167
Attention: General Counsel
Email: ASIFGeneralCounsel@aresmgmt.com

ARES STRATEGIC INCOME FUND
as Equityholder
~~2000~~1800 Avenue of the Stars, ~~12th Floor~~Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com
With a copy to:
245 Park Avenue, 44th Floor
New York, New York 10167
Attention: General Counsel
Email: ASIFGeneralCounsel@aresmgmt.com

ARES STRATEGIC INCOME FUND
as Servicer
~~2000~~1800 Avenue of the Stars, ~~12th Floor~~Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com
With a copy to:
245 Park Avenue, 44th Floor
New York, New York 10167
Attention: General Counsel
Email: ASIFGeneralCounsel@aresmgmt.com
A-1
USActive 56610378.2

EVERBANK, N.A.
as a Committed Lender
10000 Midlantic Drive, Suite 400 E
Mount Laurel, NJ 08054
Attention: Lender Finance

HAMBURG COMMERCIAL BANK AG, LUXEMBOURG BRANCH
as a Committed Lender
7, rue Lou Hemmer
L-1748 Luxembourg-Findel
Luxembourg

MUFG BANK, LTD.
As a Committed Lender
1251 Avenue of the Americas
New York, NY 10020-1104
Operations Contact: Borrowings, Paydowns, Interest, Fees, etc.
Fax Nos.: 201-521-2304
201-521-2305
2015212304@njhr2163.btmna.com
Email: irisuscb@us.mufg.jp
SAF-NY@us.sc.mufg.jp

~~RAYMOND JAMES BANK~~
~~as a Committed Lender~~
~~710 Carillon Parkway~~
~~St. Petersburg, FL 33716~~

~~SILICON VALLEY BANK, a division of First-Citizens Bank & Trust Company~~
~~as a Committed Lender~~
~~11 West 42nd Street, 14th Floor~~
~~New York, NY 10036~~
~~Attn: Structured Fund Solutions (Deal Management)~~
~~Email: sfs.dealmanagement@svb.com~~

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH
as a Committed Lender
1251 Avenue of the Americas, 22nd Floor
New York, NY 10020

NEW YORK LIFE INSURANCE COMPANY
as a Committed Lender
c/o NYL Investors LLC
A-1
USActive 56610378.2

51 Madison Avenue
New York, New York 10010-1603
Attention: Investment Services, Private Group, 20th Floor
Email: FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
as a Committed Lender
c/o NYL Investors LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Investment Services, Private Group, 20th Floor
Email: FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

LIFE INSURANCE COMPANY OF NORTH AMERICA
as a Committed Lender
c/o NYL Investors LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Investment Services, Private Group, 20 Floor
Email: FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

NEW YORK LIFE GROUP INSURANCE COMPANY OF NY
as a Committed Lender
c/o NYL Investors LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Investment Services, Private Group, 20th Floor
Email: FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

AUGUSTAR LIFE INSURANCE COMPANY
as a Committed Lender
Attn: Investment Dept.
One Financial Way
Cincinnati, OH 45242
Telephone: 513-794-6059
Email: kbuhrlage@constellationinsurance.com

CITIZENS BANK
as a Committed Lender
Citizens Bank, N.A., Commercial Loan Operations
525 William Penn Place
Mailstop PW-1720

A-1
USActive 56610378.2

Pittsburgh, PA 15219
Attn: Catherine Manning, Team Lead
Phone: (412) 867- 2473

A-1
USActive 56610378.2

APPENDIX B

Conformed through Omnibus Amendment ~~No. 3~~ dated ~~February 27~~August 28, 2024

SCHEDULES AND EXHIBITS

TO

LOAN AND SERVICING AGREEMENT

Dated as of July 26, 2023

(ASIF FUNDING I, LLC)

EXHIBITS

EXHIBIT A-1	Form of Note
EXHIBIT A-2	Form of Swingline Note
EXHIBIT B	Audit Standards
EXHIBIT C-1	Form of Loan Request
EXHIBIT C-2	Form of Reinvestment Request
EXHIBIT C-3	Form of Asset Approval Request
EXHIBIT C-4	Form of FX Reallocation Notice
EXHIBIT D	Form of Monthly Report
EXHIBIT E	Form of Approval Notice
EXHIBIT F-1	Authorized Representatives of Servicer
EXHIBIT F-2	Request for Release and Receipt
EXHIBIT F-3	Request for Release of Request for Release and Receipt
EXHIBIT G-1	U.S. Tax Compliance Certificate (Foreign Lender - non-Partnerships)
EXHIBIT G-2	U.S. Tax Compliance Certificate (Foreign Participant - non-Partnerships)
EXHIBIT G-3	U.S. Tax Compliance Certificate (Foreign Participants - Partnerships)
EXHIBIT G-4	U.S. Tax Compliance Certificate (Foreign Lenders - Partnerships)
EXHIBIT H	Schedule of Collateral Obligations Certification
EXHIBIT I	Form of Assignment Agreement
EXHIBIT J	Form of Retention Letter
EXHIBIT K	Form of Document Checklist
EXHIBIT L	Form of Notice and Request for Consent

SCHEDULES

SCHEDULE 1	Diversity Score Calculation
SCHEDULE 2	S&P Industry Classifications
SCHEDULE 3	Collateral Obligations
SCHEDULE 4	Disqualified Institutions
SCHEDULE 5	Commitments

EXHIBIT J
[FORM OF RETENTION LETTER]
ARES STRATEGIC INCOME FUND
[Date]

ASIF Funding I, LLC
~~2000~~1800 Avenue of the Stars, ~~12th Floor~~Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com
with a copy to:
245 Park Avenue, 44th Floor
New York, New York 10167
Attention: General Counsel
Email: ASIFGeneralCounsel@aresmgmt.com

Société Générale,
as Agent
245 Park Avenue, 4th Floor
New York, NY 10167
Attention: Julien Thinat
Tel.: (212)-278-7598
Email: julien.thinat@sgcib.com
with a copy to:
Société Générale
480 Washington Blvd
Jersey City, NJ 07310
Tel.: (201)-839-8460
Fax: 201-693-4233
Attention: Cheriese Brathwaite
Email: oper-fin-serv.us@sgss.socgen.com
[EU/UK Institutional Investor Lender(s)]
Retention of Net Economic Interest

1. This letter is being delivered in connection with the Loan and Servicing Agreement, dated as of July 26, 2023 (as the same may from time to time be amended, supplemented, waived or modified, the “Loan Servicing Agreement”), among ASIF FUNDING

EXHIBIT L

FORM OF NOTICE AND REQUEST FOR CONSENT

[ ]

ASIF Funding I, LLC
~~2000~~1800 Avenue of the Stars, ~~12th Floor~~Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com
with a copy to:
245 Park Avenue, 44th Floor
New York, New York 10167
Attention: General Counsel
Email: ASIFGeneralCounsel@aresmgmt.com

Ares Strategic Income Fund
~~2000~~1800 Avenue of the Stars, ~~12th Floor~~Suite 1400
Los Angeles, CA 90067
Attention: Chief Financial Officer
Email: ASIFGeneralCounsel@aresmgmt.com
with a copy to:
245 Park Avenue, 44th Floor
New York, New York 10167
Attention: General Counsel
Email: ASIFGeneralCounsel@aresmgmt.com

Société Générale,
as Agent
245 Park Avenue, 4th Floor
New York, NY 10167
Attention: Julien Thinat
Tel.: (212)-278-7598
Email: julien.thinat@sgcib.com
with a copy to: